WELLS FARGO FUNDS TRUST

Wells Fargo Advantage Specialized Financial Services Fund

Wells Fargo Advantage Specialized Health Sciences Fund

Wells Fargo Advantage Specialized Technology Fund

Classes A, B, and C

Supplement dated October 13, 2005

to the Prospectus dated April 11, 2005,

as previously supplemented May 19, 2005

Effective immediately, Ken H. Tsuboi, CFA, CIC, is replacing Selena A. Chaisson, M.D. as the portfolio manager for the Specialized Health Sciences Fund (the “Fund”). As a result of this change, the “Portfolio Managers” section of the Prospectus is supplemented with the addition of the following biographical information for Ken Tsuboi.

Ken H. Tsuboi, CFA, CIC

Specialized Health Sciences Fund since 2005

Mr. Tsuboi joined RCM in 1996 and joined RCM’s health care team in 2000, covering pharmaceuticals and health care services. In addition, he heads up RCM’s Global Healthcare Team. Previously, Mr. Tsuboi was an asset-backed analyst for RCM’s fixed income team, where he was responsible for the implementation, strategy, and evaluation of all asset-backed products. Prior to joining RCM, Mr. Tsuboi was a senior portfolio strategist at Payden & Rygel. Mr. Tsuboi began his career in 1987 with Morgan Stanley as an institutional salesperson in the international fixed income division. He earned his B.A. degree in Biochemistry at the University of California, Berkeley, and his M.B.A. degree from the Anderson School of Management at the University of California, Los Angeles.

Effective October 24, 2005, Michael Dauchot, M.D. will re-join RCM and will assume portfolio management responsibilities for the Fund from Ken Tsuboi. As a result of this change, the “Portfolio Managers” section of the Prospectus is supplemented with the addition of the following biographical information for Michael Dauchot.

Michael Dauchot, M.D.

Specialized Health Sciences Fund from 2001—April 2004 and since 2005

Dr. Dauchot re-joined RCM in 2005 as a senior analyst and lead portfolio manager. Dr. Dauchot first joined RCM in 1999, and served as a senior analyst and sector fund manager in the health care group, focusing on medical technology and emerging pharmaceuticals. In 2004, he entered the hedge fund industry, joining Pequot Capital Management as a principal and health care analyst. From 1996 to 1999, he served as an equity junior analyst in the field of medical technology for BancBoston Robertson Stephens, where he also specialized in medical technology and diagnostic companies. He earned his B.A. degree in Chemistry from Case Western Reserve University, Phi Beta Kappa and Magna Cum Laude, his M.D. degree from the University of Cincinnati College of Medicine, and his M.B.A. degree from the J.L. Kellogg School of Management at Northwestern University.

The following information was contained within the May 19, 2005 supplement and is included herewith for your convenience.

All Funds

This supplement contains important information about the Funds referenced above (collectively, the “Funds,” or individually, the “Fund”). At its May 11, 2005 regular meeting, the Board of Trustees (the “Board”) of Wells Fargo Funds Trust approved additional circumstances in which the Class A sales charge will be reduced or waived. In addition to the items approved by the Board, this supplement also includes an update to the disclosure regarding Class A sales charge reductions available through the use of Rights of Accumulation. None of the matters referenced in this supplement require shareholder approval, and all matters are effective immediately.

Class A Share Sales Charge Reductions

The Class A Share Sales Charge Reductions section that begins on page 37 of the prospectus is revised to include the following additional circumstance in which the sales charge on the purchase of Class A shares is reduced:

•	You may reinvest into a Wells Fargo Advantage Fund with no sales charge, proceeds of a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acted as trustee or a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund and the proceeds had previously been reinvested in the same Fund through another account (e.g., an IRA).

The Rights of Accumulation paragraph on page 37 of the prospectus is replaced with the following paragraph:

•	Rights of Accumulation (“ROA”) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

Class A Shares Sales Charge Waivers for Certain Parties

The Class A Shares Sales Charge Waivers for Certain Parties section on page 38 of the prospectus is revised to include the following additional circumstance in which Class A shares may be purchased at NAV:

Current employees of:

•	each Fund’s sub-adviser, but only for the Fund(s) in which such sub-adviser provides investment advisory services.

Please file this Statement of Additional Information Supplement with your records.

WELLS FARGO FUNDS TRUST

Wells Fargo Advantage Specialized Financial Services Fund

Wells Fargo Advantage Specialized Health Sciences Fund

Wells Fargo Advantage Specialized Technology Fund

Supplement dated October 13, 2005 to the Statement of Additional Information dated April 11, 2005, as previously supplemented August 19, 2005 and June 30, 2005

Specialized Health Sciences Fund

Effective immediately, Ken H. Tsubio, CFA, CIC is replacing Selena A. Chaisson M.D. as the portfolio manager for the Specialized Health Sciences Fund. As a result of this change, the “Portfolio Managers” information beginning on page 19 is deleted and replaced with the following:

The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled “Portfolio Managers.” The information in this section is provided as of September 30, 2004 for the Specialized Financial Services and Specialized Technology Funds, the most recent fiscal year end for the Funds, and as of August 31, 2005 for the Specialized Health Sciences Fund. The portfolio managers listed below (each a “Portfolio Manager” and together, the “Portfolio Managers”) manage the investment activities of the Funds on a day-to-day basis as follows:

Fund	Sub-Adviser	Portfolio Managers
Specialized Financial Services	Wells Capital Management	Allen J. Ayvazian Allen A. Wisniewski, CFA

Specialized Health Sciences	RCM	Ken H. Tsubio, CFA
Specialized Technology	RCM	Huachen Chen, CFA Walter C. Price, Jr., CFA

Management of Other Accounts. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under “Other Accounts.”

Portfolio Managers*	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
RCM
Ken H. Tsubio, CFA	4	$565M	2	$31M	3	$1M
Huachen Chen, CFA	8	$828M	2	$234M	22	$117M
Walter C. Price, Jr., CFA	8	$828M	4	$247M	16	$114M

Wells Capital Management
Allen J. Ayvazian	1	$556M	4	$963M	35	$150M
Allen A. Wisniewski, CFA	1	$495M	2	$963M	41	$490M

*	If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed	Number of Accounts	Total Assets Managed
RCM
Ken H. Tsubio, CFA	0	$0	0	$0	0	$0
Huachen Chen, CFA	0	$0	0	$0	0	$0
Walter C. Price, Jr., CFA	0	$0	2	$13M	0	$0

Wells Capital Management
Allen J. Ayvazian	0	$0	0	$0	0	$0
Allen A. Wisniewski, CFA	0	$0	0	$0	0	$0

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, each Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

RCM. RCM’s Portfolio Managers have experienced material conflicts of interest in the accounts they manage in that some of the accounts they manage may also have some type of investment advisory relationship with Pallas Investment Partners, L.P., a registered investment adviser owned by Walter Price (“Pallas”). In particular, Pallas is the investment adviser to two unregistered investment companies that pay a management fee and an incentive fee to either Pallas or Mr. Price as the general partner.

Wells Capital Management. Wells Capital Management’s Portfolio Managers may experience conflicts of interest as a result of the disparate advisory fees they may earn from other accounts compared to registered investment companies such as the Specialized Financial Services Fund. Because advisory fees for mutual funds tend to be lower than those for other accounts, the Portfolio Managers may be inclined to give more time and attention to the other accounts. Similarly, unlike for mutual funds, the Portfolio Managers are more likely to develop personal relationships with clients in other accounts than with investors in the Fund and therefore may be inclined to allocate more time and attention to such client accounts. However, like other investment advisers, Wells Capital Management has adopted procedures to ensure that clients are treated fairly to minimize inherent conflicts of interest of managing multiple accounts.

Compensation. The Portfolio Managers were compensated using the following compensation structures:

RCM Compensation. RCM’s Portfolio Managers are compensated with what RCM believes to be a competitively positioned compensation program to attract and retain high-caliber investment professionals. RCM compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, stock appreciation right units and a benefits package (the “Bonus Program”). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the “Profit Program”).

Bonus Program. In the Bonus Program, total cash compensation, as more fully described below, is set for each Portfolio Manager relative to his or her performance and the market. The Portfolio Managers’ compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained performance.

In the Bonus Program, each Portfolio Manager’s compensation consists of the following elements as further described below: (1) base salary, (2) annual bonus, (3) stock appreciation rights, and (4) group retirement plans.

(1) Base salary. Each Portfolio Manager is paid a base salary, which is set at a level determined by RCM to be competitive in the market place, taking into account a particular Portfolio Manager’s experience and responsibilities. RCM reviews third party market data to ensure that salaries remain competitive within the industry.

(2) Annual Bonus. All Portfolio Managers also receive discretionary compensation in the form of a bonus. The discretionary bonus is designed to reward investment professionals for sustained high performance by linking pay to two core elements: quantitatively measured investment results, and firm profitability. At the start of the year, each Portfolio Manager receives a target bonus. The target bonus is based on the individuals’ years of experience and level of responsibility in the organization. Third party compensation data is also consulted to ensure that the level of the target bonus is competitive. The actual bonus amount paid at year-end can be more than the target bonus by as much as 300% or less than the target bonus (to as little as no bonus) – depending on individual, team and firm performance. The portion of the bonus related to pre-tax performance of the mutual funds managed is measured against a fund’s Lipper universe over a three-year rolling period.

(3) Stock Appreciation Rights. Key members of RCM’s investment staff are allocated Stock Appreciation Right units at the beginning of each year. The Stock Appreciation Rights vest over five years. Each tranche of Stock Appreciation Rights are paid-out on the fifth anniversary of their issuance – the amount of which is based on the increase in profitability of the firm during that five-year period.

(4) Participation in group retirement plans. Portfolio Managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the non-qualified deferred compensation plan.

Profit Program. In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, Portfolio Managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM to manage the fund. Under this program portfolio managers also are eligible to participate in the Stock Appreciation Rights program and the retirement plans referenced above.

Wells Capital Management Compensation. Wells Capital Management’s Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against the following benchmarks over a calendar year period:

Portfolio Managers	Benchmark
Allen J. Ayvazian	MSCI World Telecom Services Price Index
Allen A. Wisniewski, CFA	MSCI World Telecom Services Price Index

Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients’ portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

Beneficial Ownership in the Funds. In the table below shows for each Portfolio Manager, the amount of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

— = N/A
0 = $0
A = $1—$10,000
B = $10,001—$50,000
C = $50,001—$100,000
D = $100,001—$500,000
E = $500,001—$1,000,000
F = over $1,000,000

Beneficial Equity Ownership in the Funds

Portfolio Manager	Specialized Financial Sciences	Specialized Health Services	Specialized Technology
RCM
Ken H. Tsubio, CFA	—	0	—
Huachen Chen, CFA	—	—	0
Walter C. Price, Jr., CFA	—	—	0
Wells Capital Management
Allen J. Ayvazian	0	—	—
Allen A. Wisniewski, CFA	0	—	—

The following information was contained within the August 19, 2005 supplement and is included herewith for your convenience.

All Funds

On August 16, 2005, the Board of Trustees of Wells Fargo Funds Trust approved revisions to the Policies and Procedures for Disclosure of Fund Portfolio Holdings. The revised policy, which can be found below, is effective immediately and replaces the policy previously disclosed in the June 30, 2005 supplement.

The Trusts and Funds Management have adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds. For purposes of these procedures, the term, “portfolio holdings” means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and top ten holdings information referenced below (except for the Funds of Wells Fargo Master Trust and Wells Fargo Variable Trust) will be available on the Funds’ Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund’s portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

1.	Complete Holdings. The complete portfolio holdings for each Fund shall be made publicly available on the Funds’ Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

2.	Top Ten Holdings. Top ten holdings information for each Fund shall be made publicly available on the Funds’ Web site on a monthly, seven-day or more delayed basis.

3.	Fund of Funds Structure. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund’s target allocations between or among its fixed-income and/or equity investments may be posted to the Funds’ Web site simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund’s fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds’ full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund’s complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund’s semi-annual and annual reports. Each Fund’s complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund’s first and third fiscal quarters.

List of Approved Recipients. The following list describes the limited circumstances in which a Fund’s portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds’ Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

A.	Sub-Advisers. Sub-advisers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

B.	Money Market Portfolio Management Team. The money market portfolio management team at Wells Capital Management shall have full daily access to daily transaction information across the Wells Fargo Advantage FundsSM for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

C.	Funds Management/Wells Fargo Funds Distributor, LLC.

1.	Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC’s Datapath system.

2.	Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

3.	Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a

Fund’s target allocations that result in a shift between or among its fixed-income and/or equity investments.

D.	External Servicing Agents. Appropriate personnel that assist in the review and/or processing of Fund portfolio transactions employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. Funds Management utilizes the services of Institutional Shareholder Services (“ISS”) and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

E.	Rating Agencies. S&P and Moody’s receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody’s may receive holdings information monthly on a seven-day delayed basis.

Additions to List of Approved Recipients. Any additions to the above list of approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or any affiliated person of the Fund.

Funds Management Commentaries. Funds Management may disclose any views, opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

Board Approval. The Board shall review and reapprove these procedures, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

The following information was contained within the June 30, 2005 supplement and is included herewith for your convenience.

All Funds

Effective June 30, 2005, the following information is added to the Statement of Additional Information under “Management – Investment Adviser” beginning on page 17:

Affiliated Advisory Programs. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program’s assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund’s assets. In such an instance, Funds Management’s decision to make changes to or rebalance the program’s allocations may substantially impact the Fund’s performance.